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                                                                                                Exhibit 21

Subsidiaries of the Registrant
Citizens Communications Company (DE)

                                                                                                                    State of
Subsidiary Name                                                                Assumed Names                       Formation
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
Citizens Capital Ventures Corp.                                                                                        Delaware
Citizens Directory Services Company L.L.C.                                                                             Delaware
Citizens Mohave Cellular Company                                                                                       Delaware
Citizens NEWCOM Company
Citizens NEWTEL, LLC                                                                                                   Delaware
Citizens Pennsylvania Company LLC                                                                                      Delaware
Citizens SERP Administration Company                                                                                   Delaware
Citizens Telecom Services Company L.L.C.                                                                               Delaware
Citizens Telecommunications Company of California Inc.         Frontier Communications of California                 California
Citizens Telecommunications Company of Idaho                   Citizens Communications Company of Idaho;
                                                               Frontier Communications of Idaho                        Delaware
Citizens Telecommunications Company of Illinois                Citizens Communications Company of Illinois;
                                                               Frontier Citizens Communications of Illinois            Illinois
Citizens Telecommunications Company of Minnesota, LLC          Frontier Citizens Communications of Minnesota           Delaware
Citizens Telecommunications Company of Montana                 Frontier Communications of Montana                      Delaware
Citizens Telecommunications Company of Nebraska                Citizens Communications Company of Nebraska;
                                                               Frontier Communications of Nebraska                     Delaware
Citizens Telecommunications Company of Nevada                  Frontier Communications of Nevada                         Nevada
Citizens Telecommunications Company of New York, Inc.          Frontier Communications of New York                     New York
Citizens Telecommunications Company of Oregon                  Frontier Communications of Oregon                       Delaware
Citizens Telecommunications Company of Tennessee L.L.C.        Citizens Communications Company of Tennessee;
                                                               Frontier Communications of Tennessee LLC                Delaware
Citizens Telecommunications Company of the Golden State        Citizens Communications Company of California;
                                                               Frontier Communications of the Golden State           California
Citizens Telecommunications Company of the Volunteer State     Frontier Communications of the Volunteer State          Delaware
Citizens Telecommunications Company of the White Mountains,
  Inc.                                                         Frontier Communications of the White Mountains          Delaware
Citizens Telecommunications Company of Tuolumne                Frontier Communications of Tuolumne                   California
Citizens Telecommunications Company of Utah                    Frontier Communications of Utah                         Delaware
Citizens Telecommunications Company of West Virginia           Citizens Communications Company of the Mountain
                                                               State;  Frontier Communications of West Virginia   West Virginia
Citizens Utilities Capital L.P.                                                                                        Delaware
Citizens Utilities Rural Company, Inc.                         Frontier Citizens Utilities Rural                       Delaware
Conference-Call USA, LLC                                       Citizens Conferencing; Teleconferencing Services
                                                               USA, Inc.                                               Delaware
CU Capital LLC                                                                                                         Delaware
CU Wireless Company LLC                                                                                                Delaware
Electric Lightwave NY, LLC                                                                                             Delaware
Fairmount Cellular LLC                                                                                                  Georgia
Frontier Cable of Wisconsin LLC                                                                                       Wisconsin
Frontier Communications - Midland, Inc.                                                                                Illinois
Frontier Communications - Prairie, Inc.                                                                                Illinois
Frontier Communications - Schuyler, Inc.                                                                               Illinois
Frontier Communications - St. Croix LLC                                                                               Wisconsin
Frontier Communications of Alabama, LLC                                                                                 Alabama
Frontier Communications of America, Inc.                       Frontier Long Distance                                  Delaware
Frontier Communications of AuSable Valley, Inc.                                                                        New York
Frontier Communications of Breezewood, LLC                                                                         Pennsylvania
Frontier Communications of Canton, LLC                                                                             Pennsylvania
Frontier Communications of DePue, Inc.                                                                                 Illinois

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Frontier Communications of Fairmount LLC                                                                                Georgia
Frontier Communications of Georgia LLC                                                                                  Georgia
Frontier Communications of Illinois, Inc.                                                                              Illinois
Frontier Communications of Indiana LLC                                                                                  Indiana
Frontier Communications of Iowa, Inc.                                                                                      Iowa
Frontier Communications of Lakeside, Inc.                                                                              Illinois
Frontier Communications of Lakewood, LLC                                                                           Pennsylvania
Frontier Communications of Lamar County, LLC                                                                            Alabama
Frontier Communications of Michigan, Inc.                                                                              Michigan
Frontier Communications of Minnesota, Inc.                                                                            Minnesota
Frontier Communications of Mississippi LLC                                                                          Mississippi
Frontier Communications of Mondovi LLC                                                                                Wisconsin
Frontier Communications of Mt. Pulaski, Inc.                                                                           Illinois
Frontier Communications of New York, Inc.                                                                              New York
Frontier Communications of Orion, Inc.                                                                                 Illinois
Frontier Communications of Oswayo River, LLC                                                                       Pennsylvania
Frontier Communications of Pennsylvania, LLC                                                                       Pennsylvania
Frontier Communications of Rochester, Inc.                                                                             Delaware
Frontier Communications of Seneca-Gorham, Inc.                                                                         New York
Frontier Communications of Sylvan Lake, Inc.                                                                           New York
Frontier Communications of the South, LLC                                                                               Alabama
Frontier Communications of Thorntown LLC                                                                                Indiana
Frontier Communications of Viroqua LLC                                                                                Wisconsin
Frontier Communications of Wisconsin LLC                                                                              Wisconsin
Frontier Directory Services Company, LLC                                                                               Delaware
Frontier InfoServices Inc.                                                                                             Delaware
Frontier Subsidiary Telco LLC                                                                                          Delaware
Frontier TechServ, Inc.                                                                                                Delaware
Frontier Telephone of Rochester, Inc.                                                                                  New York
Navajo Communications Company, Inc.                            Frontier Navajo Communications Company                New Mexico
NCC Systems, Inc.                                                                                                         Texas
Ogden Telephone Company                                        Frontier Ogden Telephone Company                        New York
Phone Trends, Inc.                                                                                                     New York
Rhinelander Telecommunications, LLC                                                                                   Wisconsin
Rhinelander Telephone LLC                                                                                             Wisconsin
Rib Lake Cellular for Wisconsin RSA#3, Inc.                                                                           Wisconsin
Rib Lake Telecom, Inc.                                                                                                Wisconsin

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